GOODWILL	12 Months Ended
Dec. 31, 2023
Changes in goodwill [abstract]
GOODWILL	GOODWILL
The following table provides a reconciliation of goodwill:

(MILLIONS)	Notes	Total
Balance, as at December 31, 2021		$849
Foreign exchange and other		(126)
Balance, as at December 31, 2022		723
Disposals		(18)
Foreign exchange and other		149
Balance, as at December 31, 2023		$854
As at December 31, 2023, $704 million (2022: $559 million) of goodwill related to the hydroelectric segment was created as a result of recording the deferred tax liabilities assumed in the purchase price allocations of business combinations. The deferred tax liabilities are measured in accordance with IAS 12 in the purchase price allocations rather than at fair value. As a result, the goodwill recorded does not represent ‘core’ goodwill, but rather goodwill created as a result of accounting concepts or ‘non-core’ goodwill. In order to avoid an immediate impairment of this ‘non-core’ goodwill, the company removed from the carrying value any ‘non-core’ goodwill supported by the existence, as of the impairment testing date, of the original deferred tax liability that created the goodwill. As at December 31, 2023, the company performed an impairment test at the level that goodwill is monitored by management. In performing this impairment test, management removed the ‘non-core’ goodwill that continued to be supported by the existence of the original deferred tax liability that gave rise to the goodwill from the carrying value of the applicable assets. The remaining goodwill is not significant to the total balance, and was allocated to the related wind and utility-scale solar assets in Spain ($47 million and $103 million) (2022: $64 million and $100 million), respectively.